EXHIBIT 10.7
                                LETTER OF INTENT

This document shall serve as a "Letter of Intent" whereby Bentley Communications
     Corp. Inc. and Chengdu Foreign Economic Relations and Trade Service, Chengdu Minjiang International Trade Co. Ltd. wishes to explore cooperation in several fields. Both parties have agreed to the following actions:

1.       Publicity of Information
---------------------------------

a. Upon Bentley Communications Corp. Inc.'s discretion. Bentley Communications Corp. Inc. shall provide an avenue to publicize The City of Chengdu and the Province of Sichuan via an Internet web site. Chengdu Foreign Economic Relations and Trade Service, Chengdu Minjiang International Trade Co. Ltd. Shall provide all information necessary in a timely manner to publicize of said promotion.

b. A one-time setup fee of $120 USD and an annual maintenance fee of $120 USD is to be paid to Bentley Communications.

2.       Agency
---------------

a. This shall be a non-exclusive Agency agreement and can not be subleased to any other party. Chengdu Foreign Economic Relations and Trade Service, Chengdu Minjiang International Trade Co., Ltd. hereby agrees to assist Bentley Communications Corp. in product and manufacturing sourcing in areas of Sichuan Province and Southwest of China.

b. Bentley Communications Corp. shall assist Chengdu Foreign Economic Relations and Trade Service, Chengdu Minjiang International Trade Co. Ltd., in product and manufacturing sourcing where possible in the US market.

3.       Future Cooperation
---------------------------

a. Bentley Communications Corp. and Chengdu Foreign Economic Relations and Trade Service, Chengdu Minjiang International Trade Co., Ltd. agree to explore other areas of interest that may arise in the future.



Witness:  ROCTECH HK Ltd.                     Bentley Communications Corp.
/s/ Patrick Rocillo                           /s/ Gordon F. Lee
---------------------------------             ----------------------------------
Patrick Rocillo/ CEO & President              Gordon F. Lee/ CEO & Chairman

Chengdu Foreign Economic Relations and Trade Service, Chengdu Minjiang International Trade Co., Ltd.

/s/ Liu Pu
--------------------------------
Liu Pu/Director


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